UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2013 (February 20, 2013)

Achillion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33095	52-2113479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 George Street New Haven, CT		06511
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 624-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events

All references in this Current Report on Form 8-K to “Achillion,” “the Company,” “we,” “us,” “our,” or similar references refer to Achillion Pharmaceuticals, Inc., unless the context requires otherwise.

Common Stock Offering

On February 21, 2013, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Leerink Swann LLC, as representatives of the several underwriters named therein, to issue and sell 15,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in a public offering pursuant to a registration statement on Form S-3 (File No. 333-184826) and a related prospectus supplement filed with the Securities and Exchange Commission. In addition, the Company granted the underwriters an option exercisable for 30 days from the date of such prospectus supplement to purchase, at the public offering price less the underwriting discount, up to an additional 2,250,000 shares of Common Stock.

The Company expects to receive net proceeds from the Common Stock offering of approximately $118.5 million, after deducting estimated expenses and the underwriting discount.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued an opinion to the Company, dated February 21, 2013, regarding the legality of the shares of Common Stock to be issued and sold in the Common Stock offering upon issuance and sale thereof. A copy of the opinion as to legality is filed as Exhibit 5.1 to this current report on Form 8-K.

Press Releases

The Company issued a press release on February 20, 2013 announcing the launch of the Common Stock offering, and the Company issued a press release on February 21, 2013 announcing the pricing of the Common Stock offering. The press releases are attached as Exhibits 99.1 and 99.2 hereto, respectively, and the information contained therein is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated February 21, 2013, by and among the Company, Citigroup Global Markets Inc. and Leerink Swann LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated February 21, 2013.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included as part of Exhibit 5.1).

99.1	Press Release of the Company dated February 20, 2013.

99.2	Press Release of the Company dated February 21, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2013

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Mary Kay Fenton
Mary Kay Fenton
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 21, 2013, by and among the Company, Citigroup Global Markets Inc. and Leerink Swann LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated February 21, 2013.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included as part of Exhibit 5.1).

99.1	Press Release of the Company dated February 20, 2013.

99.2	Press Release of the Company dated February 21, 2013.